UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2008

COMMERCE ENERGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32239	20-0501090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Anton Blvd., Suite 2000
Costa Mesa, California	92626
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 259-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

(e)           As previously reported, on April 25, 2008, Commerce Energy Group, Inc. (the “Company”) presented Nick Cioll, the Company’s former Vice President, Chief Risk Officer, with a Severance Agreement and General Release (the “Severance Agreement”), the material terms of which were described in a Current Report on Form 8-K filed on May 1, 2008.  The Severance Agreement, in the form presented to Mr. Cioll, was signed by Mr. Cioll and the Company on April 28, 2008 and became effective on May 6, 2008.  A copy of the executed Severance Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Confidential Severance Agreement and General Release between Commerce Energy Group, Inc. and Rubin N. Cioll dated April 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Commerce Energy Group, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMERCE ENERGY GROUP, INC.
a Delaware corporation

Date: May 12, 2008
	By:	/S/ C. DOUGLAS MITCHELL
C. Douglas Mitchell
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Confidential Severance Agreement and General Release between Commerce Energy Group, Inc. and Rubin N. Cioll dated April 28, 2008.